                                                                 EXHIBIT 99.3



                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
PennCorp Financial Group, Inc.:

We consent to the use of our report on Southwestern Financial Corporation and Subsidiaries incorporated herein by reference.


                                        KPMG Peat Marwick LLP



Dallas, Texas
January 12, 1998